SECURITIES AND EXCHANGE COMMISSION

	WASHINGTON, D.C.  20549



	FORM 8-K



	CURRENT REPORT

	Pursuant to Section 13 or 15(d) of
	the Securities Exchange Act of 1934



        Date of Report	December 3, 2001
        (Date of earliest event reported)	  December 3, 2001


	Landmark Bancorp, Inc.
	(Exact name of Registrant as specified in its charter)


	Delaware
	(State or other jurisdiction of incorporation)


             0-20878    			43-1930755
        (Commission File Number)  (I.R.S. Employer Identification Number)



        800 Poyntz Avenue, Manhattan, Kansas	         66502
        (Address of principal executive offices)	(Zip Code)



        (785) 	565-2000
	(Registrant's telephone number, including area code)


Item 5.  Other Information

On December 3, 2001, Landmark Bancorp, Inc. issued a press release announcing a new Stock Repurchase
Program enabling the Company to repurchase up to 98,600 shares, or 5% of its outstanding stock.
The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

	(a)	Financial Statements of Business Acquired.

		None.

	(b)	Pro Forma Financial Information.

		None.

	(c)	Exhibits.

99.1  News Release dated December 3, 2001.



SIGNATURES

	Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



					LANDMARK BANCORP, INC.



Dated: December 3, 2001		By:	/s/ Mark A. Herpich
				            Mark A. Herpich
				            Vice President, Secretary,
                                            Treasurer
				            and Chief Financial Officer